UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2016

MFS® CHARTER INCOME TRUST

MCR-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Charter Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® CHARTER INCOME TRUST

New York Stock Exchange Symbol: MCR

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in November’s U.S. presidential election, most markets have proved resilient. U.S. share prices quickly reversed post-Brexit declines, and indices reached new highs following the November elections. U.S. bond yields rose after Trump’s victory on hopes that his proposed policy mix of lower taxes, increased spending on infrastructure and a lower regulatory burden on businesses will lift both U.S. economic growth and inflation. However, even after a recent rise in bond yields, interest rates in most developed markets remain very low, with major central banks maintaining extremely accommodative monetary policies.

Globally, economic growth has shown signs of recovery of late, led by the United States and the eurozone. Despite better growth,

there are few immediate signs of worrisome inflation. Emerging market economies are recovering at a somewhat slower pace amid fears that restrictive U.S. trade policies could further hamper the already slow pace of global trade growth.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

January 13, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Yield Corporates	68.0%
Non-U.S. Government Bonds	17.3%
Investment Grade Corporates	14.3%
Emerging Markets Bonds	8.2%
Commercial Mortgage-Backed Securities	3.1%
U.S. Government Agencies	2.7%
Floating Rate Loans	1.4%
Mortgage-Backed Securities	1.2%
Asset-Backed Securities	0.9%
Collateralized Debt Obligations	0.8%
U.S. Treasury Securities	(12.2)%

Composition including fixed income credit quality (a)(i)
AAA	7.5%
AA	1.3%
A	9.0%
BBB	16.1%
BB	34.9%
B	29.9%
CCC	9.1%
C	0.2%
D	0.1%
U.S. Government	5.7%
Federal Agencies	3.9%
Not Rated	(12.0)%
Non-Fixed Income	(0.2)%
Cash & Cash Equivalents	(19.4)%
Other	13.9%

Portfolio facts (i)
Average Duration (d)	4.9
Average Effective Maturity (m)	7.1 yrs.

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 11/30/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Charter Income Trust (“fund”) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. MFS normally invests the fund’s assets primarily in debt instruments. MFS normally invests the fund’s assets in corporate bonds of US and/or foreign issuers, US Government securities, foreign government securities, mortgage-backed and other asset-backed securities of US and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

For the twelve months ended November 30, 2016, shares of the MFS Charter Income Trust provided a total return of 9.85%, at net asset value and a total return of 15.19%, at market value. This compares with a return of 12.11% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index). Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (“Blended Index”), generated a return of 7.32%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle toward the end of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit.” While markets initially reacted to the vote with alarm, the spillover to European and EM economies was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge. Late in the period, the surprising US presidential election outcome prompted a significant rally in equities and a rise in bond yields in anticipation of a reflationary policy mix from the incoming Trump administration.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings. US consumer spending held up well during the second half of

Management Review – continued

the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the investment grade and high yield corporate markets. Late in the reporting period, however, new challenges emerged for emerging markets debt (“EMD”) as a result of the US presidential election, which raised concerns about the potential for a protectionist turn in US trade policy which could negatively impact EM economies. These concerns, along with rising expectations for US growth, inflation and rates, have turned the tables on flows into EMD. Since the election, flows have reversed. As of the end of the period, the markets seemed to be in “wait-and-see” mode, looking for evidence to either confirm or refute the repricing of risk that has occurred since Election Day.

Contributors to Performance

Relative to the Blended Index, the fund’s greater exposure to “BB” and below rated (r) bonds was a positive factor for relative performance as lower quality credit spreads narrowed during the period. The portion of the fund’s return derived from yield, which was greater than that of the Blended Index, aided relative performance. The fund’s duration (d) stance, in particular short duration to the US curve and long duration to the Euro curve, further contributed to relative performance.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage positively impacted performance.

Detractors from Performance

A greater exposure to both the industrial and finance sectors detracted from relative performance. A lesser exposure to Chinese issued bonds further weighed on relative returns.

Respectfully,

Richard Hawkins	William Adams	Ward Brown	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Pilar Gomez-Bravo	Joshua Marston	Robert Persons	Matt Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Robert Spector	Erik Weisman
Portfolio Manager	Portfolio Manager

Management Review – continued

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/16

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust

		Date		Price
Year Ended 11/30/16	Net Asset Value	11/30/16		$9.26
		11/30/15		$9.21
	New York Stock Exchange Price	11/30/16		$8.35
		9/01/16	(high) (t)	$8.72
		1/20/16	(low) (t)	$7.38
		11/30/15		$7.92

Total Returns vs Benchmarks

Year Ended 11/30/16	MFS Charter Income Trust at
	New York Stock Exchange Price (r)	15.19%
	Net Asset Value (r)	9.85%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	12.11%
	MFS Charter Income Trust Blended Index (f)(w)	7.32%
	Bloomberg Barclays U.S. Credit Bond Index (f)	4.19%
	Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)	1.26%
	Citigroup World Government Bond Non-Dollar Hedged Index (f)	4.45%
	JPMorgan Emerging Markets Bond Index Global (f)	7.00%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2015 through November 30, 2016.

Performance Summary – continued

(w)	As of November 30, 2016, the MFS Charter Income Trust Blended Index was comprised of 42% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Bloomberg Barclays U.S. Government/Mortgage Bond Index, 15.2% Citigroup World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, and 10% Bloomberg Barclays U.S. Credit Bond Index.

Benchmark Definitions

Bloomberg Barclays U.S. Credit Bond Index (formerly Barclays U.S. Credit Bond Index) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays U.S. Government/Mortgage Bond Index (formerly Barclays U.S. Government/Mortgage Bond Index) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations, are insufficient to meet the fund’s target annual distribution rate. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income in those situations where a fund has long term capital gains and a capital loss carryforward. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Performance Summary – continued

The fund’s target annual distribution rate is calculated based on an annual rate of 8.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Net asset values and performance results based on net asset value do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1988.

William Adams	Below Investment Grade Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013; Managing Director of Imperial Capital from May 2012 to March 2013; Portfolio Manager and Head of Research of Negentropy Capital from June 2011 to April 2012.

Joshua Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1999.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Robert Spector	Global Debt Instruments	2015	Investment Officer of MFS; employed in the investment Management area of MFS since 2011.

Erik Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

11/30/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 115.4%
Issuer	Shares/Par		Value ($)
Aerospace - 0.6%
CPI International, Inc., 8.75%, 2/15/2018		$1,250,000	$1,256,250
Lockheed Martin Corp., 3.55%, 1/15/2026		263,000	269,122
TransDigm, Inc., 6%, 7/15/2022		465,000	478,950
TransDigm, Inc., 6.5%, 7/15/2024		800,000	829,000

			$2,833,322
Airlines - 0.2%
Ryanair Ltd., 1.125%, 3/10/2023	EUR	775,000	$820,354

Apparel Manufacturers - 0.0%
Christian Dior SE, 0.75%, 6/24/2021	EUR	100,000	$106,578

Asset-Backed & Securitized - 4.8%
Banc of America Commercial Mortgage, Inc., FRN, 5.94%, 2/10/2051		$984,217	$999,749
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040 (z)		535,797	407,955
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.674%, 3/15/2028 (n)		1,643,000	1,655,358
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/2049		1,605,000	1,611,115
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048		500,000	506,664
Crest Ltd., CDO, 7%, 1/28/2040 (a)(p)		3,139,965	384,018
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.98%, 7/15/2025 (n)		722,000	716,797
First Union-Lehman Brothers Bank of America, FRN, 1.13%, 11/18/2035 (i)		2,868,794	28,163
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/2039		954,513	954,606
John Deere Owner Trust , “A2”, 1.15%, 10/15/2018		1,464,000	1,464,645
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.753%, 6/15/2049		2,046,090	2,063,066
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.938%, 6/15/2049		2,142,300	2,180,712
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027 (z)		2,526,150	2,520,026
Mercedes-Benz Auto Lease Trust, 2015-B, “A2B”, 1.058%, 1/16/2018		683,619	683,876
Merrill Lynch Mortgage Trust, FRN, 6.022%, 6/12/2050		1,262,294	1,275,473

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Capital I Trust, “AM”, FRN, 5.871%, 4/15/2049		$2,137,000	$2,085,090
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.17%, 2/15/2051		2,419,959	2,435,712
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048		768,632	773,175

			$22,746,200
Automotive - 1.5%
Allison Transmission, Inc., 5%, 10/01/2024 (n)		$1,456,000	$1,466,920
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	200,000	208,559
Ferrari N.V., 1.5%, 3/16/2023	EUR	250,000	260,423
FGA Capital Ireland PLC, 2%, 10/23/2019	EUR	450,000	492,770
Gates Global LLC, 6%, 7/15/2022 (n)		$660,000	630,300
General Motors Financial Co., Inc., 3.45%, 4/10/2022		256,000	252,509
IHO Verwaltungs GmbH, 4.75%, 9/15/2026 (n)		1,030,000	981,075
RCI Banque S.A., 1%, 5/17/2023	EUR	800,000	837,464
Volkswagen International Finance N.V., 3.875% to 9/04/2018, FRN to 9/29/2049	EUR	200,000	215,512
Volkswagen International Finance N.V., FRN, 2.5%, 12/29/2049	EUR	152,000	150,626
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)		$1,085,000	1,120,263
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)		750,000	751,406

			$7,367,827
Biotechnology - 0.0%
Life Technologies Corp., 6%, 3/01/2020		$200,000	$218,922

Broadcasting - 2.0%
AMC Networks, Inc., 5%, 4/01/2024		$875,000	$877,188
CBS Radio, Inc., 7.25%, 11/01/2024 (z)		540,000	567,335
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/2022		365,000	357,700
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/2022		1,305,000	1,318,050
Grupo Televisa S.A.B., 6.125%, 1/31/2046		200,000	196,437
iHeartMedia, Inc., 9%, 3/01/2021		673,000	496,338
Liberty Media Corp., 8.5%, 7/15/2029		875,000	962,500
Liberty Media Corp., 8.25%, 2/01/2030		210,000	222,600
Match Group, Inc., 6.375%, 6/01/2024		650,000	686,563
Netflix, Inc., 5.375%, 2/01/2021		1,680,000	1,797,600
Netflix, Inc., 5.875%, 2/15/2025		70,000	74,908
Nexstar Broadcasting, Inc., 6.875%, 11/15/2020		1,005,000	1,035,150
Omnicom Group, Inc., 3.65%, 11/01/2024		77,000	77,847
Omnicom Group, Inc., 3.6%, 4/15/2026		290,000	289,510
ProSiebenSat.1 Media AG, 2.625%, 4/15/2021	EUR	240,000	270,448
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)		$181,000	180,130

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Broadcasting - continued
Time Warner, Inc., 3.8%, 2/15/2027	$332,000	$330,405

		$9,740,709
Brokerage & Asset Managers - 0.1%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	$178,000	$179,872
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	292,000	299,709

		$479,581
Building - 2.3%
Allegion PLC, 5.875%, 9/15/2023	$501,000	$531,686
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021	1,630,000	1,695,200
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023	975,000	1,035,938
Elementia S.A. de C.V., 5.5%, 1/15/2025 (n)	210,000	194,775
Gibraltar Industries, Inc., 6.25%, 2/01/2021	1,045,000	1,073,738
HD Supply, Inc., 5.75%, 4/15/2024 (n)	1,005,000	1,027,613
Mohawk Industries, Inc., 3.85%, 2/01/2023	134,000	136,140
Owens Corning, 4.2%, 12/15/2022	127,000	131,699
Owens Corning, 3.4%, 8/15/2026	238,000	227,721
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	845,000	811,200
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	1,380,000	1,404,150
Standard Industries, Inc., 6%, 10/15/2025 (n)	750,000	780,000
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023	1,340,000	1,360,100
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)	492,000	499,872

		$10,909,832
Business Services - 1.8%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (z)	$1,225,000	$1,228,063
Alliance Data Systems Corp., 5.375%, 8/01/2022 (z)	240,000	228,600
Cisco Systems, Inc., 2.2%, 2/28/2021	350,000	348,141
Equinix, Inc., 4.875%, 4/01/2020	565,000	579,125
Equinix, Inc., 5.375%, 1/01/2022	305,000	317,963
Equinix, Inc., 5.375%, 4/01/2023	925,000	949,281
Equinix, Inc., 5.75%, 1/01/2025	202,000	208,313
Fidelity National Information Services, Inc., 3.875%, 6/05/2024	537,000	547,335
Fidelity National Information Services, Inc., 5%, 10/15/2025	138,000	149,455
Fidelity National Information Services, Inc., 3%, 8/15/2026	267,000	248,849
Fidelity National Information Services, Inc., 4.5%, 8/15/2046	133,000	123,801
Iron Mountain, Inc., REIT, 6%, 10/01/2020 (n)	510,000	536,775
Iron Mountain, Inc., REIT, 6%, 8/15/2023	1,540,000	1,632,400
NeuStar, Inc., 4.5%, 1/15/2023	910,000	833,788
Tencent Holdings Ltd., 3.375%, 3/05/2018 (n)	449,000	455,531

		$8,387,420

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - 5.5%
Altice Financing S.A., 6.5%, 1/15/2022 (n)		$2,005,000	$2,066,403
Altice Financing S.A., 6.625%, 2/15/2023 (n)		2,345,000	2,380,175
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)		1,555,000	1,592,903
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024		1,565,000	1,637,381
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)		335,000	340,444
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)		525,000	539,438
Cequel Communications Holdings, 6.375%, 9/15/2020 (n)		1,340,000	1,366,800
Charter Operating/CCO Capital Corp., 6.384%, 10/23/2035 (n)		217,000	242,170
Comcast Corp., 2.75%, 3/01/2023		880,000	873,313
Comcast Corp., 4.65%, 7/15/2042		60,000	62,849
Comcast Corp., 4.75%, 3/01/2044		223,000	235,699
CSC Holdings LLC, 5.5%, 4/15/2027 (n)		1,355,000	1,337,216
DISH DBS Corp., 5%, 3/15/2023		1,065,000	1,051,688
DISH DBS Corp., 5.875%, 11/15/2024		1,665,000	1,687,894
Intelsat Jackson Holdings S.A., 7.25%, 4/01/2019		395,000	310,075
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023		545,000	355,613
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)		245,000	246,838
LGE Holdco VI B.V., 7.125%, 5/15/2024 (n)	EUR	520,000	618,745
Lynx II Corp., 6.375%, 4/15/2023 (n)		$555,000	567,138
Shaw Communications, Inc., 5.65%, 10/01/2019	CAD	260,000	211,954
Sirius XM Radio, Inc., 5.75%, 8/01/2021 (n)		$185,000	193,094
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		740,000	727,050
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)		1,620,000	1,684,800
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		705,000	703,245
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)		235,000	233,238
Sky PLC, 2.5%, 9/15/2026	EUR	350,000	392,403
Time Warner Cable, Inc., 5.75%, 6/02/2031	GBP	100,000	143,371
Time Warner Cable, Inc., 5.25%, 7/15/2042	GBP	100,000	136,201
Time Warner Cable, Inc., 4.5%, 9/15/2042		$119,000	104,746
Unitymedia Hessen, 5.5%, 1/15/2023 (n)		1,350,000	1,383,750
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)		770,000	783,475
Virgin Media Finance PLC, 5.75%, 1/15/2025 (n)		200,000	198,000
Virgin Media Secured Finance PLC, 5.375%, 4/15/2021 (n)		342,000	352,688
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)		800,000	774,000
VTR Finance B.V., 6.875%, 1/15/2024 (n)		480,000	487,200
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		400,000	393,000

			$26,414,997
Chemicals - 1.7%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$261,000	$249,643
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		520,000	517,400

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Chemicals - continued
Chemours Co., 6.625%, 5/15/2023		$600,000	$592,500
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)		380,000	376,200
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)		1,035,000	1,172,138
Hexion U.S. Finance Corp., 6.625%, 4/15/2020		175,000	150,500
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/2018		720,000	696,600
International Flavors & Fragrances, Inc., 1.75%, 3/14/2024	EUR	230,000	255,177
LYB International Finance B.V., 4%, 7/15/2023		$135,000	140,533
LyondellBasell Industries N.V., 4.625%, 2/26/2055		400,000	360,768
Momentive Performance Materials, Inc., 3.88%, 10/24/2021		530,000	495,550
PPG Industries, Inc., 0.875%, 11/03/2025	EUR	230,000	237,801
Tronox Finance LLC, 6.375%, 8/15/2020		$1,585,000	1,444,331
Tronox Finance LLC, 7.5%, 3/15/2022 (n)		795,000	725,438
W.R. Grace & Co., 5.125%, 10/01/2021 (n)		800,000	840,000

			$8,254,579
Computer Software - 0.8%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		$1,065,000	$1,120,397
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		485,000	510,821
Microsoft Corp., 1.55%, 8/08/2021		655,000	634,809
Oracle Corp., 3.4%, 7/08/2024		251,000	255,877
VeriSign, Inc., 4.625%, 5/01/2023		1,465,000	1,488,806

			$4,010,710
Computer Software - Systems - 1.3%
Apple, Inc., 2.7%, 5/13/2022		$400,000	$402,424
Apple, Inc., 3.6%, 7/31/2042	GBP	130,000	178,644
CDW LLC/CDW Finance Corp., 6%, 8/15/2022		$275,000	291,500
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024		395,000	404,875
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		615,000	631,144
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)		950,000	938,125
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		1,865,000	1,888,313
Western Digital Corp., 10.5%, 4/01/2024 (n)		1,320,000	1,527,900

			$6,262,925
Conglomerates - 2.3%
Amsted Industries Co., 5%, 3/15/2022 (n)		$2,335,000	$2,311,650
Apex Tool Group, 7%, 2/01/2021 (n)		970,000	873,000
EnerSys, 5%, 4/30/2023 (n)		1,875,000	1,879,688
Enpro Industries, Inc., 5.875%, 9/15/2022		1,685,000	1,722,913
Entegris, Inc., 6%, 4/01/2022 (n)		1,643,000	1,708,720
General Electric Co., 1.25%, 5/26/2023	EUR	100,000	110,534

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Conglomerates - continued
Renaissance Acquisition, 6.875%, 8/15/2021 (n)		$1,345,000	$1,324,825
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)		955,000	938,288

			$10,869,618
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		$450,000	$82,148
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		853,000	157,095

			$239,243
Consumer Products - 0.9%
NBTY, Inc., 7.625%, 5/15/2021 (n)		$855,000	$843,244
Newell Rubbermaid, Inc., 3.85%, 4/01/2023		279,000	286,528
Newell Rubbermaid, Inc., 4%, 12/01/2024		400,000	407,812
Newell Rubbermaid, Inc., 5.375%, 4/01/2036		108,000	119,900
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)		1,085,000	1,114,838
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		250,000	255,814
Spectrum Brands, Inc., 6.125%, 12/15/2024		170,000	180,200
Spectrum Brands, Inc., 5.75%, 7/15/2025		835,000	866,313
Whirlpool Finance Luxembourg S.A., 1.25%, 11/02/2026	EUR	150,000	154,824

			$4,229,473
Consumer Services - 2.7%
ADT Corp., 6.25%, 10/15/2021		$2,155,000	$2,322,013
ADT Corp., 4.125%, 6/15/2023		60,000	57,150
Garda World Security Corp., 7.25%, 11/15/2021 (n)		860,000	795,500
Garda World Security Corp., 7.25%, 11/15/2021 (n)		830,000	767,750
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/2022 (n)		800,000	784,000
Interval Acquisition Corp., 5.625%, 4/15/2023		2,175,000	2,229,375
Mobile Mini, Inc., 5.875%, 7/01/2024		1,255,000	1,298,925
Monitronics International, Inc., 9.125%, 4/01/2020		1,360,000	1,271,600
Priceline Group, Inc., 2.15%, 11/25/2022	EUR	110,000	122,866
Priceline Group, Inc., 1.8%, 3/03/2027	EUR	1,100,000	1,115,286
Service Corp. International, 5.375%, 5/15/2024		$873,000	908,007
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (z)		1,115,000	1,117,788

			$12,790,260
Containers - 3.0%
Ball Corp., 5%, 3/15/2022		$1,351,000	$1,421,928
Berry Plastics Group, Inc., 5.5%, 5/15/2022		1,025,000	1,066,000
Berry Plastics Group, Inc., 6%, 10/15/2022		975,000	1,024,969
Crown American LLC, 4.5%, 1/15/2023		1,179,000	1,193,738
Crown American LLC, 4.25%, 9/30/2026 (n)		565,000	539,575
Crown European Holdings S.A., 3.375%, 5/15/2025 (z)	EUR	350,000	369,389
Multi-Color Corp., 6.125%, 12/01/2022 (n)		$1,345,000	1,402,163
Plastipak Holdings, Inc., 6.5%, 10/01/2021 (n)		1,408,000	1,471,360

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Containers - continued
Reynolds Group, 5.75%, 10/15/2020		$510,000	$524,663
Reynolds Group, 8.25%, 2/15/2021		743,872	768,048
Reynolds Group, 5.125%, 7/15/2023 (n)		675,000	681,750
Reynolds Group, 7%, 7/15/2024 (n)		70,000	73,894
Sealed Air Corp., 4.875%, 12/01/2022 (n)		1,495,000	1,528,638
Sealed Air Corp., 4.5%, 9/15/2023 (n)	EUR	225,000	256,852
Sealed Air Corp., 5.125%, 12/01/2024 (n)		$390,000	395,850
Signode Industrial Group, 6.375%, 5/01/2022 (n)		1,360,000	1,370,200

			$14,089,017
Defense Electronics - 0.0%
BAE Systems PLC, 4.125%, 6/08/2022	GBP	150,000	$209,927

Electrical Equipment - 0.0%
Arrow Electronics, Inc., 3.5%, 4/01/2022		$173,000	$171,888

Electronics - 1.3%
Flextronics International Ltd., 4.625%, 2/15/2020		$112,000	$118,013
Micron Technology, Inc., 5.875%, 2/15/2022		890,000	921,150
Micron Technology, Inc., 5.5%, 2/01/2025		645,000	633,713
NXP B.V./NXP Funding LLC, 5.75%, 3/15/2023 (n)		1,730,000	1,829,475
NXP B.V./NXP Funding LLC, 4.625%, 6/01/2023 (n)		222,000	234,210
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		520,000	542,100
Sensata Technologies B.V., 5%, 10/01/2025 (n)		1,255,000	1,236,175
Tyco Electronics Group S.A., 2.375%, 12/17/2018		294,000	296,994
Tyco Electronics Group S.A., 1.1%, 3/01/2023	EUR	350,000	374,349

			$6,186,179
Emerging Market Quasi-Sovereign - 1.5%
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)		$293,000	$292,430
Comision Federal de Electricidad, 4.875%, 1/15/2024		234,000	230,490
Empresa Nacional del Petroleo, 3.75%, 8/05/2026 (n)		207,000	195,077
Gaz Capital S.A., 4.95%, 2/06/2028		383,000	363,380
Majapahit Holding B.V., 7.25%, 6/28/2017 (n)		591,000	608,730
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)		351,000	345,922
ONGC Videsh Ltd., 4.625%, 7/15/2024		511,000	526,579
Pertamina PT, 6%, 5/03/2042 (n)		318,000	310,822
Pertamina PT, 6%, 5/03/2042		654,000	639,239
Pertamina PT, 5.625%, 5/20/2043 (n)		375,000	353,476
Petrobras Global Finance B.V., 6.25%, 3/17/2024		1,004,000	963,840
Petrobras International Finance Co., 6.75%, 1/27/2041		1,116,000	913,390
Petroleos Mexicanos, 4.625%, 9/21/2023 (n)		212,000	198,960
Southern Gas Corridor CJSC, 6.875%, 3/24/2026		1,315,000	1,393,900

			$7,336,235

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - 3.4%
Dominican Republic, 7.5%, 5/06/2021 (n)		$548,000	$594,142
Dominican Republic, 8.625%, 4/20/2027		758,000	848,755
Republic of Angola, 7%, 8/16/2019		331,375	330,560
Republic of Argentina, 7%, 4/17/2017		640,000	654,177
Republic of Argentina, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038		353,000	210,918
Republic of Croatia, 5.5%, 4/04/2023 (n)		1,146,000	1,204,733
Republic of Hungary, 5.375%, 2/21/2023		1,104,000	1,200,780
Republic of Hungary, 7.625%, 3/29/2041		470,000	660,350
Republic of Indonesia, 11.625%, 3/04/2019 (n)		571,000	684,603
Republic of Indonesia, 2.875%, 7/08/2021 (z)	EUR	175,000	193,449
Republic of Indonesia, 3.375%, 4/15/2023 (n)		$302,000	298,253
Republic of Indonesia, 4.125%, 1/15/2025 (n)		342,000	345,146
Republic of Indonesia, 4.125%, 1/15/2025		1,368,000	1,380,583
Republic of Indonesia, 4.625%, 4/15/2043		1,349,000	1,335,378
Republic of Kazakhstan, 5.125%, 7/21/2025 (n)		341,000	360,819
Republic of Panama, 3.75%, 3/16/2025		204,000	203,745
Republic of Panama, 9.375%, 4/01/2029		719,000	1,020,081
Republic of Paraguay, 6.1%, 8/11/2044 (n)		550,000	545,875
Republic of Sri Lanka, 6.125%, 6/03/2025		1,286,000	1,231,620
Republic of Turkey, 3.25%, 3/23/2023		633,000	562,484
Republic of Turkey, 4.875%, 10/09/2026		1,183,000	1,098,626
Russian Federation, 4.875%, 9/16/2023 (n)		400,000	420,500
Russian Federation, 4.75%, 5/27/2026		800,000	814,856

			$16,200,433
Energy - Independent - 3.8%
Afren PLC, 10.25%, 4/08/2019 (a)(d)(n)		$463,000	$93
Bonanza Creek Energy, Inc., 6.75%, 4/15/2021		625,000	325,000
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		1,510,000	1,540,200
Chaparral Energy, Inc., 7.625%, 11/15/2022 (a)(d)		480,000	398,400
Concho Resources, Inc., 5.5%, 4/01/2023		1,375,000	1,413,706
Consol Energy, Inc., 5.875%, 4/15/2022		505,000	484,800
Consol Energy, Inc., 8%, 4/01/2023		1,205,000	1,229,100
Continental Resources, Inc., 4.5%, 4/15/2023		1,460,000	1,419,850
Gulfport Energy Corp., 6%, 10/15/2024 (z)		980,000	997,150
PDC Energy, Inc., 6.125%, 9/15/2024 (n)		1,175,000	1,204,375
QEP Resources, Inc., 5.25%, 5/01/2023		1,750,000	1,697,500
Range Resources Corp., 4.875%, 5/15/2025		1,775,000	1,677,375
Rice Energy, Inc., 7.25%, 5/01/2023		1,380,000	1,449,000
Sanchez Energy Corp., 6.125%, 1/15/2023		1,630,000	1,426,250
Seven Generations Energy, 8.25%, 5/15/2020 (n)		700,000	744,625
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		201,000	186,428

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Energy - Independent - continued
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		$987,000	$915,443
Whiting Petroleum Corp., 6.25%, 4/01/2023		1,075,000	1,049,469

			$18,158,764
Energy - Integrated - 0.5%
Cenovus Energy, Inc., 6.75%, 11/15/2039		$782,000	$827,363
Cenovus Energy, Inc., 4.45%, 9/15/2042		525,000	433,213
Inkia Energy Ltd., 8.375%, 4/04/2021		754,000	786,045
LUKOIL International Finance B.V., 4.563%, 4/24/2023 (n)		544,000	540,871

			$2,587,492
Entertainment - 1.2%
Carnival Corp., 1.875%, 11/07/2022	EUR	330,000	$368,409
Cedar Fair LP, 5.25%, 3/15/2021		$1,260,000	1,302,840
Cedar Fair LP, 5.375%, 6/01/2024		405,000	421,200
Cinemark USA, Inc., 5.125%, 12/15/2022		1,430,000	1,469,325
Cinemark USA, Inc., 4.875%, 6/01/2023		955,000	964,550
Six Flags Entertainment Corp., 5.25%, 1/15/2021 (n)		1,255,000	1,293,591

			$5,819,915
Financial Institutions - 3.6%
Aircastle Ltd., 4.625%, 12/15/2018		$130,000	$135,525
Aircastle Ltd., 5.125%, 3/15/2021		1,470,000	1,547,175
Aircastle Ltd., 5.5%, 2/15/2022		1,215,000	1,275,750
CIT Group, Inc., 5.25%, 3/15/2018		1,270,000	1,313,459
CIT Group, Inc., 6.625%, 4/01/2018 (n)		1,305,000	1,370,250
CIT Group, Inc., 5.5%, 2/15/2019 (n)		1,270,000	1,340,644
Credit Acceptance Corp., 6.125%, 2/15/2021		108,000	108,810
Credit Acceptance Corp., 7.375%, 3/15/2023		1,365,000	1,395,713
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018		615,000	621,919
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020		2,180,000	2,229,050
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021		515,000	516,288
Navient Corp., 8%, 3/25/2020		1,135,000	1,247,081
Navient Corp., 5.875%, 3/25/2021		405,000	415,125
Navient Corp., 7.25%, 1/25/2022		2,570,000	2,659,950
Navient Corp., 7.25%, 9/25/2023		430,000	435,375
Navient Corp., 6.125%, 3/25/2024		515,000	487,319

			$17,099,433
Food & Beverages - 2.6%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	250,000	$255,839
Anheuser-Busch InBev S.A., 6.875%, 11/15/2019		$300,000	340,309
Anheuser-Busch InBev Worldwide, Inc., 0.875%, 3/17/2022	EUR	100,000	108,150
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		$408,000	412,186

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036		$533,000	$558,957
Coca-Cola Co., 0.75%, 3/09/2023	EUR	175,000	188,232
Coca-Cola Enterprises, Inc., 1.875%, 3/18/2030	EUR	200,000	209,808
Danone S.A., 2.077%, 11/02/2021 (n)		$236,000	230,160
Danone S.A., 2.589%, 11/02/2023 (n)		553,000	533,929
Gruma S.A.B. de C.V., 4.875%, 12/01/2024 (n)		202,000	207,555
J.M. Smucker Co., 2.5%, 3/15/2020		365,000	366,232
J.M. Smucker Co., 4.375%, 3/15/2045		70,000	69,168
JBS Investments GmbH, 7.25%, 4/03/2024		200,000	200,750
JBS USA LLC/JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)		1,565,000	1,557,175
Kraft Heinz Foods Co., 3.5%, 7/15/2022		202,000	206,902
Kraft Heinz Foods Co., 5%, 7/15/2035		102,000	107,800
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)		535,000	532,659
Lamb Weston Holdings, Inc., 4.875%, 11/01/2026 (n)		280,000	278,600
PepsiCo, Inc., 2.15%, 10/14/2020		858,000	858,789
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024		1,095,000	1,152,488
Sun Merger Sub, Inc., 5.875%, 8/01/2021 (n)		1,735,000	1,802,231
Tyson Foods, Inc., 5.15%, 8/15/2044		81,000	83,802
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)		1,520,000	1,558,000
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)		107,000	108,992
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)		300,000	308,452

			$12,237,165
Food & Drug Stores - 0.3%
CVS Health Corp., 3.5%, 7/20/2022		$667,000	$684,890
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019		333,000	337,633
Walgreens Boots Alliance, Inc., 2.875%, 11/20/2020	GBP	250,000	325,956
Walgreens Boots Alliance, Inc., 4.5%, 11/18/2034		$326,000	323,313

			$1,671,792
Forest & Paper Products - 0.1%
Appvion, Inc., 9%, 6/01/2020 (n)		$500,000	$305,000

Gaming & Lodging - 2.4%
CCM Merger, Inc., 9.125%, 5/01/2019 (n)		$767,000	$795,763
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023		1,500,000	1,567,530
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026		175,000	178,938
Greektown Holdings LLC, 8.875%, 3/15/2019 (n)		1,025,000	1,072,406
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021		1,890,000	1,951,378
InterContinental Hotels Group PLC, 3.75%, 8/14/2025	GBP	100,000	134,608
Isle of Capri Casinos, Inc., 8.875%, 6/15/2020		$300,000	315,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - continued
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021		$1,070,000	$1,113,469
MGM Resorts International, 6.625%, 12/15/2021		960,000	1,048,800
MGM Resorts International, 6%, 3/15/2023		1,205,000	1,295,375
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021		1,375,000	1,395,625
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023		535,000	541,688

			$11,410,580
Industrial - 0.7%
Dematic S.A., 7.75%, 12/15/2020 (n)		$1,515,000	$1,576,812
Howard Hughes Corp., 6.875%, 10/01/2021 (n)		1,790,000	1,887,376

			$3,464,188
Insurance - 0.3%
American International Group, Inc., 4.875%, 6/01/2022		$187,000	$203,722
American International Group, Inc., 1.5%, 6/08/2023	EUR	160,000	172,114
American International Group, Inc., 3.75%, 7/10/2025		$400,000	401,929
Aviva PLC, 3.375%, 12/04/2045	EUR	260,000	263,313
CNP Assurances S.A., 6% to 9/14/2020, FRN to 9/14/2040	EUR	200,000	235,287
Delta Lloyd N.V., FRN, 9%, 8/29/2042	EUR	250,000	326,142

			$1,602,507
Insurance - Health - 0.6%
Aetna, Inc., 2.8%, 6/15/2023		$317,000	$309,843
Aetna, Inc., 4.25%, 6/15/2036		237,000	235,407
Centene Corp., 5.625%, 2/15/2021		495,000	509,850
Centene Corp., 6.125%, 2/15/2024		1,180,000	1,198,998
UnitedHealth Group, Inc., 2.7%, 7/15/2020		528,000	535,649

			$2,789,747
Insurance - Property & Casualty - 0.5%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$234,000	$233,226
Berkshire Hathaway, Inc., 2.15%, 3/15/2028	EUR	130,000	145,102
Berkshire Hathaway, Inc., 1.625%, 3/16/2035	EUR	150,000	146,122
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		$95,000	94,882
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		221,000	222,962
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		365,000	383,691
Liberty Mutual Group, Inc., 2.75%, 5/04/2026 (z)	EUR	100,000	109,016
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)		$125,000	122,347
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		159,000	162,435
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FRN to 5/24/2041	GBP	200,000	276,276
ZFS Finance USA Trust V, 6.5% to 5/09/2017, FRN to 5/09/2067 (n)		$627,000	632,643

			$2,528,702

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - 0.1%
Electricite de France S.A., 5.375% to 1/29/2025, FRN to 1/29/2049	EUR	200,000	$211,828
Electricite de France S.A., 6% to 1/29/26, FRN to 12/29/2049	GBP	100,000	121,530

			$333,358
International Market Sovereign - 10.0%
Commonwealth of Australia, 5.75%, 5/15/2021	AUD	4,365,000	$3,721,545
Commonwealth of Australia, 3.75%, 4/21/2037	AUD	600,000	467,792
Federal Republic of Germany, 6.25%, 1/04/2030	EUR	442,000	814,789
Federal Republic of Germany, 2.5%, 7/04/2044	EUR	120,000	176,908
Government of Canada, 3.25%, 6/01/2021	CAD	187,000	153,045
Government of Canada, 2.5%, 6/01/2024	CAD	5,700,000	4,583,296
Government of Canada, 1.5%, 6/01/2026	CAD	4,718,000	3,489,241
Government of Canada, 5.75%, 6/01/2033	CAD	948,000	1,073,061
Government of Japan, 0.8%, 6/20/2023	JPY	500,000,000	4,620,078
Government of Japan, 0.3%, 12/20/2025	JPY	16,400,000	147,222
Government of Japan, 2.2%, 9/20/2027	JPY	787,000,000	8,466,347
Government of Japan, 2.4%, 3/20/2037	JPY	493,400,000	5,920,498
Government of Japan, 1.8%, 3/20/2043	JPY	81,000,000	926,163
Kingdom of Spain, 4.6%, 7/30/2019	EUR	1,130,000	1,337,499
Kingdom of Spain, 5.4%, 1/31/2023	EUR	1,416,000	1,911,286
Republic of France, 4.75%, 4/25/2035	EUR	468,000	782,933
Republic of Ireland, 4.5%, 4/18/2020	EUR	222,000	273,745
Republic of Italy, 3.75%, 3/01/2021	EUR	3,142,000	3,753,077
Republic of Italy, 5.5%, 9/01/2022	EUR	925,000	1,217,902
United Kingdom Treasury, 4.25%, 12/07/2027	GBP	938,000	1,496,255
United Kingdom Treasury, 4.25%, 3/07/2036	GBP	470,000	806,592
United Kingdom Treasury, 3.25%, 1/22/2044	GBP	850,000	1,331,869

			$47,471,143
Local Authorities - 0.1%
Province of Alberta, 1.25%, 6/01/2020	CAD	188,000	$139,404
Province of Manitoba, 4.15%, 6/03/2020	CAD	166,000	135,206

			$274,610
Machinery & Tools - 1.3%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)		$1,185,000	$1,232,400
CNH Industrial Capital LLC, 4.375%, 11/06/2020		1,930,000	1,961,845
CNH Industrial N.V., 4.5%, 8/15/2023		725,000	715,938
H&E Equipment Services Co., 7%, 9/01/2022		1,805,000	1,899,763
Light Tower Rentals, Inc., 8.125%, 8/01/2019 (a)(d)(n)		615,000	276,750

			$6,086,696

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - 2.6%
ABN AMRO North America Finance, Inc., 7.125%, 7/06/2022	EUR	150,000	$202,350
Bank of America Corp., 7.625%, 6/01/2019		$370,000	416,615
Bank of America Corp., 2.625%, 4/19/2021		370,000	367,994
Bank of America Corp., 3.248%, 10/21/2027		462,000	440,275
Bank of America Corp., FRN, 6.1%, 12/29/2049		1,677,000	1,677,000
Barclays Bank PLC, 6%, 1/14/2021	EUR	250,000	305,084
Barclays Bank PLC, 6.75% to 1/16/2018, FRN to 1/16/2023	GBP	100,000	130,493
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	100,000	158,286
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)		$200,000	211,750
Goldman Sachs Group, Inc., 2.625%, 4/25/2021		360,000	357,916
Goldman Sachs Group, Inc., 5.75%, 1/24/2022		500,000	564,679
Goldman Sachs Group, Inc., 1.625%, 7/27/2026	EUR	200,000	207,324
HSBC Holdings PLC, 4.375%, 11/23/2026		$269,000	267,878
JPMorgan Chase & Co., 6.3%, 4/23/2019		500,000	548,727
JPMorgan Chase & Co., 3.25%, 9/23/2022		478,000	483,443
JPMorgan Chase & Co., 2.95%, 10/01/2026		601,000	573,277
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 1/29/2049		215,000	231,125
JPMorgan Chase & Co., 6% to 8/01/2023, FRN to 12/29/2049		2,410,000	2,399,155
Morgan Stanley, 6.625%, 4/01/2018		391,000	414,928
Morgan Stanley, 2.2%, 12/07/2018		238,000	239,087
Morgan Stanley, 3.125%, 7/27/2026		303,000	290,280
Morgan Stanley, 3.95%, 4/23/2027		229,000	226,708
Nationwide Building Society, 0.5%, 10/29/2019	EUR	200,000	213,701
Nationwide Building Society, 1.25%, 3/03/2025	EUR	240,000	257,577
PNC Bank N.A., 2.6%, 7/21/2020		$295,000	297,977
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049		620,000	559,550
Royal Bank of Scotland Group PLC, 8.625% to 8/15/2021, FRN to 12/29/2049		350,000	344,313
Wells Fargo & Co., 4.1%, 6/03/2026		100,000	101,760

			$12,489,252
Medical & Health Technology & Services - 5.0%
AmSurg Corp., 5.625%, 7/15/2022		$1,195,000	$1,220,394
Becton, Dickinson and Co., 2.675%, 12/15/2019		434,000	441,775
Becton, Dickinson and Co., 3.734%, 12/15/2024		516,000	528,542
CHS/Community Health Systems, Inc., 6.875%, 2/01/2022		1,240,000	826,925
DaVita, Inc., 5.125%, 7/15/2024		535,000	528,313
DaVita, Inc., 5%, 5/01/2025		1,115,000	1,087,125
Envision Healthcare Corp., 6.25%, 12/01/2024 (z)		440,000	455,400
HCA, Inc., 4.25%, 10/15/2019		145,000	149,350
HCA, Inc., 7.5%, 2/15/2022		2,660,000	2,959,250
HCA, Inc., 5.875%, 3/15/2022		1,770,000	1,900,538

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
HCA, Inc., 5%, 3/15/2024		$900,000	$902,250
HCA, Inc., 5.375%, 2/01/2025		1,085,000	1,061,944
HCA, Inc., 5.875%, 2/15/2026		415,000	413,444
HCA, Inc., 5.25%, 6/15/2026		215,000	215,232
HealthSouth Corp., 5.125%, 3/15/2023		1,180,000	1,162,300
HealthSouth Corp., 5.75%, 11/01/2024		960,000	962,400
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022		200,000	201,316
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		310,000	308,318
LifePoint Health, Inc., 5.375%, 5/01/2024 (z)		785,000	753,109
MEDNAX, Inc., 5.25%, 12/01/2023 (n)		1,010,000	1,025,150
Quorum Health Corp., 11.625%, 4/15/2023 (n)		630,000	494,550
Tenet Healthcare Corp., 8%, 8/01/2020		2,015,000	1,930,622
Tenet Healthcare Corp., 8.125%, 4/01/2022		1,655,000	1,514,325
Tenet Healthcare Corp., 6.75%, 6/15/2023		890,000	760,950
Thermo Fisher Scientific, Inc., 3%, 4/15/2023		360,000	356,791
Universal Health Services, Inc., 7.625%, 8/15/2020		1,325,000	1,261,400
Universal Health Services, Inc., 5%, 6/01/2026 (n)		239,000	236,610

			$23,658,323
Medical Equipment - 0.8%
Hologic, Inc., 5.25%, 7/15/2022 (n)		$1,065,000	$1,104,938
Medtronic, Inc., 3.5%, 3/15/2025		615,000	631,143
Teleflex, Inc., 5.25%, 6/15/2024		1,220,000	1,236,775
Teleflex, Inc., 4.875%, 6/01/2026		610,000	603,900
Zimmer Holdings, Inc., 4.25%, 8/15/2035		145,000	136,254
Zimmer Holdings, Inc., 4.45%, 8/15/2045		91,000	85,837

			$3,798,847
Metals & Mining - 3.4%
Barrick Gold Corp., 4.1%, 5/01/2023		$172,000	$178,386
Barrick North America Finance LLC, 5.7%, 5/30/2041		17,000	17,934
Cameco Corp., 5.67%, 9/02/2019	CAD	262,000	208,328
Century Aluminum Co., 7.5%, 6/01/2021 (n)		$1,065,000	985,125
Commercial Metals Co., 4.875%, 5/15/2023		1,165,000	1,166,748
First Quantum Minerals Ltd., 7.25%, 10/15/2019 (n)		790,000	794,938
First Quantum Minerals Ltd., 7.25%, 5/15/2022 (n)		1,032,000	1,001,040
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/2023		855,000	803,700
Freeport-McMoRan Oil & Gas LLC, 6.5%, 11/15/2020		135,000	138,983
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/2023		850,000	909,500
Freeport-McMoRan, Inc., 5.45%, 3/15/2043		415,000	354,825
Glencore Finance (Europe) S.A., 6.5%, 2/27/2019	GBP	50,000	68,316
Glencore Finance (Europe) S.A., 1.25%, 3/17/2021	EUR	330,000	344,679
GrafTech International Co., 6.375%, 11/15/2020		$680,000	537,200

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - continued
Hudbay Minerals, Inc., 9.5%, 10/01/2020		$960,000	$1,010,400
Kaiser Aluminum Corp., 5.875%, 5/15/2024		1,220,000	1,259,613
Kinross Gold Corp., 5.125%, 9/01/2021		440,000	442,200
Kinross Gold Corp., 5.95%, 3/15/2024		855,000	876,375
Lundin Mining Corp., 7.5%, 11/01/2020 (n)		455,000	485,030
Lundin Mining Corp., 7.875%, 11/01/2022 (n)		930,000	1,004,400
Southern Copper Corp., 5.25%, 11/08/2042		250,000	227,051
Steel Dynamics, Inc., 5.125%, 10/01/2021		430,000	448,275
Steel Dynamics, Inc., 5.25%, 4/15/2023		775,000	804,063
Steel Dynamics, Inc., 5.5%, 10/01/2024		430,000	454,725
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/2020		800,000	792,000
Suncoke Energy, Inc., 7.625%, 8/01/2019		127,000	117,475
TMS International Corp., 7.625%, 10/15/2021 (n)		865,000	707,138

			$16,138,447
Midstream - 5.1%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$280,000	$272,790
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)		1,455,000	1,418,625
Crestwood Midstream Partners LP, 6%, 12/15/2020		1,035,000	1,053,113
Crestwood Midstream Partners LP, 6.125%, 3/01/2022		505,000	510,050
Crestwood Midstream Partners LP, 6.25%, 4/01/2023		350,000	355,250
Dominion Gas Holdings LLC, 2.8%, 11/15/2020		270,000	272,813
Energy Transfer Equity LP, 7.5%, 10/15/2020		2,025,000	2,262,938
EnLink Midstream Partners LP, 4.4%, 4/01/2024		1,060,000	1,031,861
Enterprise Products Operating LLC, 1.65%, 5/07/2018		296,000	294,664
Enterprise Products Operating LLC, 4.85%, 3/15/2044		74,000	70,558
Enterprise Products Partners LP, 6.3%, 9/15/2017		180,000	185,991
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/2021		1,165,000	1,100,925
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/2022		1,065,000	1,003,763
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032		1,706,000	2,020,581
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044		140,000	133,803
MPLX LP, 5.5%, 2/15/2023		675,000	700,035
MPLX LP, 4.5%, 7/15/2023		1,150,000	1,151,355
Pembina Pipeline Corp., 4.81%, 3/25/2044	CAD	306,000	225,695
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021		$1,305,000	1,383,300
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023		1,890,000	1,975,050
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024		575,000	606,625
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025		1,074,000	1,119,645
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026 (n)		499,000	527,069
Spectra Energy Capital LLC, 8%, 10/01/2019		250,000	283,591

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Midstream - continued
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/2019		$1,050,000	$1,060,500
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023		585,000	582,075
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027 (n)		1,160,000	1,145,500
Williams Cos., Inc., 4.55%, 6/24/2024		1,395,000	1,360,125

			$24,108,290
Mortgage - Backed - 1.2%
Fannie Mae, 6%, 6/01/2017 - 2/01/2037		$105,949	$120,565
Fannie Mae, 5.5%, 9/01/2019 - 7/01/2035		368,946	400,861
Fannie Mae, 6.5%, 4/01/2032 - 1/01/2033		54,900	62,844
Fannie Mae, FRN, 0.781%, 5/25/2018		4,559,658	4,551,112
Freddie Mac, 2.673%, 3/25/2026		701,000	694,164
Freddie Mac, 6%, 8/01/2034		85,345	98,839

			$5,928,385
Natural Gas - Distribution - 0.2%
Gas Natural SDG S.A., 1.375%, 1/21/2025	EUR	200,000	$214,476
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		$523,000	516,463

			$730,939
Network & Telecom - 1.9%
AT&T, Inc., 2.45%, 6/30/2020		$277,000	$274,337
AT&T, Inc., 5.65%, 2/15/2047		206,000	219,689
British Telecom PLC, 5.75%, 12/07/2028	GBP	150,000	245,492
Centurylink, Inc., 6.45%, 6/15/2021		$1,215,000	1,253,728
Centurylink, Inc., 7.65%, 3/15/2042		960,000	812,640
Columbus International, Inc., 7.375%, 3/30/2021 (n)		200,000	212,750
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026		300,000	295,694
Frontier Communications Corp., 6.25%, 9/15/2021		715,000	670,313
Frontier Communications Corp., 7.125%, 1/15/2023		690,000	598,575
Frontier Communications Corp., 9%, 8/15/2031		1,135,000	953,400
Telecom Italia Capital, 6%, 9/30/2034		305,000	285,175
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)		1,200,000	1,182,000
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/2022		517,000	526,306
Verizon Communications, Inc., 4.5%, 9/15/2020		503,000	538,443
Verizon Communications, Inc., 5.15%, 9/15/2023		250,000	276,785
Verizon Communications, Inc., 1.375%, 11/02/2028	EUR	220,000	224,009
Verizon Communications, Inc., 6.4%, 9/15/2033		$300,000	358,454

			$8,927,790

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Oil Services - 0.4%
Bristow Group, Inc., 6.25%, 10/15/2022		$783,000	$610,740
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (n)		911,108	209,555
Weatherford International Ltd., 8.25%, 6/15/2023		1,220,000	1,189,500

			$2,009,795
Oils - 0.5%
CITGO Holding, Inc., 10.75%, 2/15/2020 (n)		$645,000	$673,219
CITGO Petroleum Corp., 6.25%, 8/15/2022 (n)		1,445,000	1,466,675
Marathon Petroleum Corp., 4.75%, 9/15/2044		200,000	163,841
Valero Energy Corp., 4.9%, 3/15/2045		232,000	214,877

			$2,518,612
Other Banks & Diversified Financials - 1.5%
Arion Banki, 2.5%, 4/26/2019	EUR	100,000	$109,737
Bank of Iceland, 1.75%, 9/07/2020	EUR	300,000	324,587
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)		$1,004,000	1,072,839
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	200,000	212,244
Capital One Financial Corp., 2.35%, 8/17/2018		$806,000	811,040
Citigroup, Inc., 3.2%, 10/21/2026		460,000	440,870
Citizens Bank N.A., 2.55%, 5/13/2021		250,000	248,774
Deutsche Bank AG London, 3.7%, 5/30/2024		170,000	158,839
Discover Bank, 7%, 4/15/2020		250,000	278,402
Discover Bank, 4.25%, 3/13/2026		148,000	151,630
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)		1,513,000	1,860,990
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	100,000	136,884
UBS Group AG, 6.875%, 12/29/2049		$1,220,000	1,180,574
UniCredit S.p.A., 2%, 3/04/2023	EUR	200,000	212,925

			$7,200,335
Personal Computers & Peripherals - 0.0%
Equifax, Inc., 2.3%, 6/01/2021		$160,000	$157,005

Pharmaceuticals - 1.8%
Celgene Corp., 2.875%, 8/15/2020		$524,000	$529,907
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/2022 (n)		1,775,000	1,697,344
Forest Laboratories, Inc., 4.375%, 2/01/2019 (n)		496,000	515,923
Gilead Sciences, Inc., 2.35%, 2/01/2020		52,000	52,272
Gilead Sciences, Inc., 4.75%, 3/01/2046		203,000	208,610
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)		1,250,000	1,165,625
Mallinckrodt International Finance S.A., 5.5%, 4/15/2025 (n)		690,000	586,500
Shire Acquisitions Investments Ireland, 2.4%, 9/23/2021		685,000	662,461
Valeant Pharmaceuticals International, Inc., 7%, 10/01/2020 (n)		1,570,000	1,358,050
Valeant Pharmaceuticals International, Inc., 7.5%, 7/15/2021 (n)		525,000	443,625

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Pharmaceuticals - continued
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/2022 (n)		$1,555,000	$1,275,100

			$8,495,417
Precious Metals & Minerals - 0.6%
Eldorado Gold Corp., 6.125%, 12/15/2020 (n)		$1,770,000	$1,783,275
Teck Resources Ltd., 4.5%, 1/15/2021		465,000	473,719
Teck Resources Ltd., 8%, 6/01/2021 (n)		420,000	461,328
Teck Resources Ltd., 3.75%, 2/01/2023		290,000	275,500

			$2,993,822
Printing & Publishing - 1.0%
Nielsen Finance LLC, 5%, 4/15/2022 (n)		$1,680,000	$1,713,600
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/2024		1,090,000	1,119,975
TEGNA, Inc., 5.125%, 7/15/2020		260,000	268,450
TEGNA, Inc., 4.875%, 9/15/2021 (n)		430,000	442,363
TEGNA, Inc., 6.375%, 10/15/2023		1,385,000	1,456,854

			$5,001,242
Real Estate - Apartment - 0.1%
Vonovia SE, REIT, 2.125%, 7/09/2022	EUR	225,000	$254,911

Real Estate - Healthcare - 0.6%
MPT Operating Partnership LP, REIT, 6.375%, 2/15/2022		$1,490,000	$1,529,113
MPT Operating Partnership LP, REIT, 5.25%, 8/01/2026		1,225,000	1,148,438

			$2,677,551
Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$250,000	$245,660
Merlin Properties SOCIMI S.A., REIT, 2.225%, 4/25/2023	EUR	250,000	269,823

			$515,483
Real Estate - Other - 0.6%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/2021		$1,210,000	$1,262,938
Felcor Lodging LP, REIT, 5.625%, 3/01/2023		1,240,000	1,261,700
Fibra Uno, REIT, 6.95%, 1/30/2044 (n)		200,000	180,000

			$2,704,638
Real Estate - Retail - 0.2%
Hammerson PLC, REIT, 2%, 7/01/2022	EUR	200,000	$218,509
Simon International Finance S.C.A., REIT, 1.25%, 5/13/2025	EUR	200,000	212,452
Simon Property Group, Inc., REIT, 10.35%, 4/01/2019		$360,000	433,025

			$863,986

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Restaurants - 0.2%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)		$885,000	$893,850

Retailers - 1.5%
Bed Bath & Beyond, Inc., 5.165%, 8/01/2044		$145,000	$133,338
Best Buy Co., Inc., 5.5%, 3/15/2021		347,000	380,197
Dollar Tree, Inc., 5.75%, 3/01/2023		1,770,000	1,889,475
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)		806,000	769,730
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)		840,000	837,732
Home Depot, Inc., 3%, 4/01/2026		310,000	308,192
Home Depot, Inc., 4.875%, 2/15/2044		200,000	224,800
Kering S.A., 1.25%, 5/10/2026	EUR	200,000	210,435
Rite Aid Corp., 9.25%, 3/15/2020		$515,000	538,819
Rite Aid Corp., 6.75%, 6/15/2021		385,000	405,816
Rite Aid Corp., 6.125%, 4/01/2023 (n)		575,000	614,618
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025		825,000	855,938

			$7,169,090
Specialty Chemicals - 0.7%
Chemtura Corp., 5.75%, 7/15/2021		$1,890,000	$1,965,600
Ecolab, Inc., 2.625%, 7/08/2025	EUR	100,000	117,660
Univar USA, Inc., 6.75%, 7/15/2023 (n)		$1,260,000	1,282,050

			$3,365,310
Specialty Stores - 0.6%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (n)		$1,065,000	$1,090,294
Group 1 Automotive, Inc., 5%, 6/01/2022		1,155,000	1,126,125
Michaels Stores, Inc., 5.875%, 12/15/2020 (n)		745,000	766,978

			$2,983,397
Supermarkets - 0.3%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024 (n)		$1,115,000	$1,152,464
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	262,000	219,900
William Morrison Supermarkets PLC, 3.5%, 7/27/2026	GBP	100,000	126,732

			$1,499,096
Supranational - 1.8%
European Investment Bank, 1.75%, 3/15/2017		$8,000,000	$8,014,512
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	170,000	126,631
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	210,000	168,487
International Finance Corp., 3.25%, 7/22/2019	AUD	305,000	230,937

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Supranational - continued
West African Development Bank, 5.5%, 5/06/2021 (n)		$210,000	$216,563

			$8,757,130
Telecommunications - Wireless - 3.9%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)		$615,000	$644,213
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)		1,040,000	1,066,000
America Movil S.A.B. de C.V., 1.5%, 3/10/2024	EUR	140,000	148,764
American Tower Corp., REIT, 3.5%, 1/31/2023		$465,000	465,733
Crown Castle International Corp., 3.7%, 6/15/2026		157,000	152,487
Digicel Group Ltd., 8.25%, 9/30/2020 (n)		1,046,000	876,025
Digicel Group Ltd., 6%, 4/15/2021 (n)		680,000	590,668
Digicel Group Ltd., 7.125%, 4/01/2022 (n)		640,000	475,200
Digicel Group Ltd., 6.75%, 3/01/2023 (n)		1,150,000	989,000
Millicom International Cellular S.A., 6.625%, 10/15/2021 (n)		410,000	431,136
SBA Tower Trust, 2.898%, 10/15/2044 (n)		220,000	222,083
SFR Group S.A., 7.375%, 5/01/2026 (z)		1,100,000	1,097,250
Sprint Capital Corp., 6.875%, 11/15/2028		1,625,000	1,563,088
Sprint Corp., 7.875%, 9/15/2023		980,000	1,011,850
Sprint Corp., 7.125%, 6/15/2024		1,655,000	1,645,699
Sprint Nextel Corp., 9%, 11/15/2018 (n)		880,000	966,900
Sprint Nextel Corp., 6%, 11/15/2022		835,000	805,399
T-Mobile USA, Inc., 6.125%, 1/15/2022		135,000	141,356
T-Mobile USA, Inc., 6.5%, 1/15/2024		615,000	657,084
T-Mobile USA, Inc., 6.25%, 4/01/2021		2,590,000	2,700,075
T-Mobile USA, Inc., 6.633%, 4/28/2021		515,000	537,531
T-Mobile USA, Inc., 6%, 4/15/2024		382,000	401,100
T-Mobile USA, Inc., 6.5%, 1/15/2026		775,000	837,000

			$18,425,641
Telephone Services - 0.5%
Level 3 Financing, Inc., 5.375%, 1/15/2024		$360,000	$361,800
Level 3 Financing, Inc., 5.375%, 5/01/2025		1,645,000	1,636,775
TDC A.S., 1.75%, 2/27/2027	EUR	300,000	308,968
TELUS Corp., 5.05%, 7/23/2020	CAD	265,000	218,279

			$2,525,822
Tobacco - 0.2%
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)		$455,000	$468,326
Philip Morris International, Inc., 4.875%, 11/15/2043		174,000	186,651
Reynolds American, Inc., 8.125%, 6/23/2019		92,000	105,650
Reynolds American, Inc., 3.25%, 6/12/2020		41,000	42,158
Reynolds American, Inc., 4.45%, 6/12/2025		98,000	103,821
Reynolds American, Inc., 5.7%, 8/15/2035		118,000	135,348

			$1,041,954

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Transportation - Services - 0.9%
Autostrade per L’Italia S.p.A., 1.75%, 6/26/2026	EUR	250,000	$268,343
Compagnie Financial et Indus Unternehmensanleihe, 0.75%, 9/09/2028	EUR	200,000	196,688
Delhi International Airport, 6.125%, 10/31/2026 (n)		$200,000	205,723
ERAC USA Finance LLC, 6.375%, 10/15/2017 (n)		400,000	416,337
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		250,000	315,516
Heathrow Funding Ltd., 4.625%, 10/31/2046	GBP	100,000	155,919
Navios Maritime Acquisition Corp., 8.125%, 11/15/2021 (n)		$1,409,000	1,158,903
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)		985,000	586,075
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022		130,000	111,800
Stagecoach Group PLC, 4%, 9/29/2025	GBP	150,000	201,138
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)		$670,000	489,100

			$4,105,542
U.S. Government Agencies and Equivalents - 2.7%
Fannie Mae, 1.125%, 4/27/2017		$8,000,000	$8,015,432
Freddie Mac, 0.875%, 2/22/2017		5,000,000	5,004,585

			$13,020,017
U.S. Treasury Obligations - 5.7%
U.S. Treasury Bonds, 5.25%, 2/15/2029		$874,000	$1,124,797
U.S. Treasury Bonds, 5.375%, 2/15/2031		286,200	383,475
U.S. Treasury Bonds, 4.5%, 2/15/2036		95,000	120,995
U.S. Treasury Bonds, 4.75%, 2/15/2037 (f)		1,885,200	2,470,496
U.S. Treasury Bonds, 3.125%, 2/15/2043 (f)		2,920,000	2,986,269
U.S. Treasury Notes, 0.875%, 11/30/2017		20,000,000	19,996,880

			$27,082,912
Utilities - Electric Power - 2.9%
American Electric Power Co., Inc., 1.65%, 12/15/2017		$185,000	$185,144
Calpine Corp., 5.375%, 1/15/2023		350,000	337,894
Calpine Corp., 5.5%, 2/01/2024		1,765,000	1,685,575
Calpine Corp., 5.75%, 1/15/2025		820,000	783,100
Covanta Holding Corp., 7.25%, 12/01/2020		1,830,000	1,882,613
Covanta Holding Corp., 6.375%, 10/01/2022		310,000	307,675
Covanta Holding Corp., 5.875%, 3/01/2024		755,000	736,125
Dominion Resources, Inc., 2.5%, 12/01/2019		250,000	252,987
Dynegy, Inc., 7.375%, 11/01/2022		1,465,000	1,391,750
Dynegy, Inc., 8%, 1/15/2025 (z)		290,000	266,800
E.ON International Finance B.V., 6.375%, 6/07/2032	GBP	50,000	86,059
EDP Finance B.V., 5.25%, 1/14/2021 (n)		$200,000	210,961
Emera U.S. Finance LP, 2.7%, 6/15/2021 (n)		98,000	97,433
Emera U.S. Finance LP, 3.55%, 6/15/2026 (n)		112,000	109,900

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Electric Power - continued
Enersis Americas S.A., 4%, 10/25/2026		$12,000	$11,514
Engie Energia Chile S.A., 5.625%, 1/15/2021		757,000	813,437
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		512,000	506,249
Greenko Dutch B.V., 8%, 8/01/2019 (n)		378,000	399,735
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	100,000	142,776
NRG Energy, Inc., 6.625%, 3/15/2023		$1,985,000	1,975,075
NRG Energy, Inc., 7.25%, 5/15/2026 (n)		410,000	400,775
PG&E Corp., 2.4%, 3/01/2019		166,000	167,151
PPL Capital Funding, Inc., 3.1%, 5/15/2026		379,000	364,700
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		250,000	270,339
Southern Co., 2.95%, 7/01/2023		224,000	221,805
Southern Co., 4.4%, 7/01/2046		339,000	332,415

			$13,939,987
Total Bonds (Identified Cost, $560,826,124)			$550,700,139

Floating Rate Loans (g)(r) - 1.4%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.82%, 2/28/2020		$532,569	$532,449

Broadcasting - 0.1%
Nexstar Broadcasting, Inc., Term Loan B, 0%, 9/23/2023 (o)		$408,104	$409,634

Chemicals - 0.1%
GCP Applied Technologies, Inc., Term Loan B, 4.08%, 2/03/2022		$357,968	$360,653

Computer Software - Systems - 0.1%
Sabre, Inc., Term Loan B, 0%, 2/19/2019 (o)		$331,400	$333,126

Conglomerates - 0.0%
Entegris, Inc., Term Loan B, 3.5%, 4/30/2021		$173,986	$174,856

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan, 0%, 6/23/2022 (o)		$331,400	$333,430

Containers - 0.1%
Berry Plastics Holding Corp., Term Loan G, 3.5%, 1/06/2021		$325,292	$325,924

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/2020		$324,093	$324,701
Six Flags Theme Parks, Inc., Term Loan B, 0%, 6/30/2022 (o)		331,400	332,919

			$657,620

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Food & Beverages - 0.1%
Pinnacle Foods Finance LLC, Term Loan I, 3.33%, 1/13/2023 (o)	$330,567	$332,633

Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B1, 3.5%, 10/25/2020	$451,965	$453,337

Medical & Health Technology & Services - 0.2%
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$1,275,980	$1,275,582

Printing & Publishing - 0.0%
Outfront Media Capital LLC, Term Loan B, 3%, 1/31/2021	$80,495	$80,378

Retailers - 0.0%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/2021	$44,587	$44,688

Transportation - Services - 0.3%
Commercial Barge Line Co., First Lien Term Loan, 9.75%, 11/12/2020	$1,461,358	$1,366,370

Utilities - Electric Power - 0.0%
Calpine Construction Finance Co. LP, Term Loan B1, 3.09%, 5/03/2020	$120,645	$119,227
Total Floating Rate Loans (Identified Cost, $6,841,363)		$6,799,907

Common Stocks - 0.1%
Energy - Independent - 0.1%
Pacific Exploration & Production Corp. (Identified Cost, $1,424,573) (a)	7,668	$299,678

Money Market Funds - 2.0%
MFS Institutional Money Market Portfolio, 0.46% (v) (Identified Cost, $9,305,595)	9,305,595	$9,305,595

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.0%
iShares iBoxx $ High Yield Corporate Bond ETF - January 2017 @ $81(Premiums Paid, $70,980)	845	$21,970
Total Investments (Identified Cost, $578,468,635)		$567,127,289

Other Assets, Less Liabilities - (18.9)%		(90,005,531)
Net Assets - 100.0%		$477,121,758

(a)	Non-income producing security.
(d)	In default.

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $146,450,516, representing 30.7% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, no interest income was received in additional securities and/or cash.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Alliance Data Systems Corp., 5.875%, 11/01/2021	10/24/16-11/09/16	$1,229,500	$1,228,063
Alliance Data Systems Corp., 5.375%, 8/01/2022	11/29/16	229,800	228,600
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.134%, 12/28/2040	3/01/06	535,797	407,955
CBS Radio, Inc., 7.25%, 11/01/2024	10/07/16-11/18/16	554,766	567,335
Crown European Holdings S.A., 3.375%, 5/15/2025	4/28/15	384,073	369,389
Dynegy, Inc., 8%, 1/15/2025	10/06/16	291,433	266,800
Envision Healthcare Corp., 6.25%, 12/01/2024	11/16/16-11/18/16	443,031	455,400
Gulfport Energy Corp., 6%, 10/15/2024	10/06/16-10/21/16	1,003,348	997,150
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	4/26/16	112,099	109,016
LifePoint Health, Inc., 5.375%, 5/01/2024	10/24/16-11/21/16	782,692	753,109
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027	7/27/16	2,513,875	2,520,026
Republic of Indonesia, 2.875%, 7/08/2021	7/02/14	237,852	193,449
SFR Group S.A., 7.375%, 5/01/2026	11/29/16-11/30/16	1,100,000	1,097,250

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
ServiceMaster Co. LLC, 5.125%, 11/15/2024	11/03/16-11/09/16	$1,119,564	$1,117,788
Total Restricted Securities			$10,311,330
% of Net assets			2.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi (Offshore)
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
ZAR	South African Rand

Derivative Contracts at 11/30/16

Forward Foreign Currency Exchange Contracts at 11/30/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Merrill Lynch International	869,000	12/09/16	$647,552	$641,574	$5,978
SELL	AUD	UBS AG	4,001,106	12/09/16	3,050,127	2,953,976	96,151
SELL	AUD	Westpac Banking Corp.	1,534,000	12/09/16	1,143,382	1,132,537	10,845
BUY	BRL	Citibank N.A.	6,283,674	12/02/16	1,841,100	1,857,948	16,848

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
BUY	BRL	Goldman Sachs International	6,600,209	12/02/16	$1,943,124	$1,951,541	$8,417
SELL	BRL	Goldman Sachs International	6,600,209	12/02/16	2,003,402	1,951,541	51,861
SELL	CAD	Citibank N.A.	197,000	12/09/16	147,182	146,661	521
SELL	CAD	JPMorgan Chase Bank N.A.	4,873,578	12/09/16	3,643,462	3,628,245	15,217
SELL	CAD	Merrill Lynch International	13,368,959	12/09/16	10,136,830	9,952,824	184,006
SELL	CHF	UBS AG	918	12/09/16	950	903	47
SELL	CNH	JPMorgan Chase Bank N.A.	15,698,000	4/26/17	2,356,880	2,242,539	114,341
SELL	EUR	Brown Brothers Harriman	200,875	12/09/16	219,864	212,945	6,919
SELL	EUR	Citibank N.A.	197,067	12/09/16	215,308	208,908	6,400
SELL	EUR	Goldman Sachs International	27,931,500	12/09/16	31,387,287	29,609,896	1,777,391
SELL	EUR	JPMorgan Chase Bank N.A.	37,000	12/09/16	39,331	39,223	108
SELL	EUR	UBS AG	218,458	12/09/16	238,445	231,585	6,860
BUY	GBP	Citibank N.A.	381,000	12/09/16	474,191	476,749	2,558
BUY	GBP	Goldman Sachs International	219,000	12/09/16	266,796	274,037	7,241
BUY	GBP	JPMorgan Chase Bank N.A.	1,369,546	12/09/16	1,669,251	1,713,726	44,475
SELL	GBP	Merrill Lynch International	8,791,571	12/09/16	11,443,768	11,000,977	442,791
SELL	HKD	JPMorgan Chase Bank N.A.	19,073,000	12/09/16	2,459,542	2,459,052	490
SELL	IDR	Barclays Bank PLC	6,380,692,500	12/16/16	487,821	469,938	17,883

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
SELL	IDR	Merrill Lynch International	6,380,692,500	12/16/16	$487,225	$469,938	$17,287
SELL	JPY	Brown Brothers Harriman	262,499,000	12/09/16	2,464,108	2,294,944	169,164
SELL	JPY	Citibank N.A.	257,501,000	12/09/16	2,417,521	2,251,248	166,273
SELL	JPY	Goldman Sachs International	2,346,071,459	12/09/16	23,460,363	20,510,944	2,949,419
SELL	JPY	JPMorgan Chase Bank N.A.	7,373,000	12/09/16	67,875	64,460	3,415
BUY	KRW	Barclays Bank PLC	44,218,500	12/16/16	37,660	37,824	164
SELL	NOK	Deutsche Bank AG	19,533,594	12/09/16	2,395,674	2,294,415	101,259
SELL	NZD	Westpac Banking Corp.	6,187,827	12/09/16	4,503,668	4,380,983	122,685
SELL	SGD	JPMorgan Chase Bank N.A.	66,859	12/09/16	49,200	46,647	2,553

							$6,349,567

Liability Derivatives
SELL	BRL	Citibank N.A.	6,283,674	12/02/16	$1,849,935	$1,857,948	$(8,013)
BUY	CAD	JPMorgan Chase Bank N.A.	636,000	12/09/16	473,773	473,485	(288)
BUY	DKK	Barclays Bank PLC	31,438	12/09/16	4,737	4,479	(258)
BUY	EUR	BNP PARIBAS SA	711,000	12/09/16	779,816	753,724	(26,092)
BUY	EUR	Citibank N.A.	997,340	12/09/16	1,096,098	1,057,270	(38,828)
BUY	EUR	Goldman Sachs International	306,012	12/09/16	335,802	324,400	(11,402)
BUY	EUR	JPMorgan Chase Bank N.A.	259,163	12/09/16	285,564	274,736	(10,828)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	EUR	UBS AG	416,064	12/09/16	$459,561	$441,065	$(18,496)
SELL	EUR	Citibank N.A.	134,508	12/09/16	142,079	142,590	(511)
BUY	GBP	Brown Brothers Harriman	16,313	12/09/16	20,837	20,413	(424)
SELL	GBP	Citibank N.A.	147,000	12/09/16	179,642	183,943	(4,301)
SELL	GBP	JPMorgan Chase Bank N.A.	246,000	12/09/16	307,666	307,822	(156)
SELL	GBP	UBS AG	18,000	12/09/16	22,401	22,524	(123)
BUY	HKD	Citibank N.A.	13,000,000	12/09/16	1,676,217	1,676,070	(147)
BUY	HKD	Deutsche Bank AG	59,436,000	12/09/16	7,670,235	7,662,991	(7,244)
BUY	IDR	JPMorgan Chase Bank N.A.	12,421,413,777	12/16/16	918,404	914,838	(3,566)
BUY	JPY	Brown Brothers Harriman	188,499,000	12/09/16	1,831,387	1,647,986	(183,401)
BUY	JPY	Citibank N.A.	162,431,000	12/09/16	1,577,389	1,420,082	(157,307)
BUY	JPY	Goldman Sachs International	38,024,000	12/09/16	366,776	332,432	(34,344)
BUY	JPY	JPMorgan Chase Bank N.A.	155,750,000	12/09/16	1,513,306	1,361,672	(151,634)
BUY	MXN	JPMorgan Chase Bank N.A.	398,094	12/09/16	20,320	19,330	(990)
BUY	MYR	JPMorgan Chase Bank N.A.	444,000	12/07/16	106,783	99,400	(7,383)
BUY	NOK	UBS AG	38,340,506	12/09/16	4,636,926	4,503,474	(133,452)
BUY	NZD	Goldman Sachs International	3,418,000	12/09/16	2,490,969	2,419,945	(71,024)
BUY	NZD	Westpac Banking Corp.	2,803,321	12/09/16	2,040,297	1,984,752	(55,545)
BUY	SEK	Goldman Sachs International	23,862,119	12/09/16	2,776,215	2,588,015	(188,200)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
BUY	THB	JPMorgan Chase Bank N.A.	29,000	1/23/17	$817	$813	$(4)
BUY	ZAR	JPMorgan Chase Bank N.A.	569,852	12/09/16	41,784	40,427	(1,357)

							$(1,115,318)

Futures Contracts at 11/30/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	4	$605,125	March - 2017	$641
U.S. Treasury Note 10 yr (Short)	USD	635	79,067,422	March - 2017	187,198

					$187,839

Liability Derivatives
Interest Rate Futures
Euro-Bobl 5 yr (Long)	EUR	38	$5,293,250	December - 2016	$(20,620)
Euro-Bund 10 yr (Long)	EUR	69	11,778,258	December - 2016	(313,872)
Euro-Buxl 30 yr (Long)	EUR	17	3,159,539	December - 2016	(293,360)
U.K. Gilt 10 yr (Long)	GBP	35	5,401,741	March - 2017	(17,626)
U.S. Treasury Note 5 yr (Short)	USD	50	5,892,188	March - 2017	(958)

					$(646,436)

At November 30, 2016, the fund had liquid securities with an aggregate value of $1,624,957 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $569,163,040)	$557,821,694
Underlying affiliated funds, at value (identified cost, $9,305,595)	9,305,595
Total investments, at value (identified cost, $578,468,635)	$567,127,289
Cash	606,659
Foreign currency, at value (identified cost, $36)	37
Receivables for
Forward foreign currency exchange contracts	6,349,567
Daily variation margin on open futures contracts	318,615
Investments sold	3,110,900
Interest	6,749,661
Other assets	151,696
Total assets	$584,414,424
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	193,350
Forward foreign currency exchange contracts	1,115,318
Investments purchased	4,907,715
Capital shares reacquired	780,915
Payable to affiliates
Investment adviser	15,791
Transfer agent and dividend disbursing costs	1,532
Payable for independent Trustees’ compensation	16,228
Accrued interest expense	88,632
Accrued expenses and other liabilities	173,185
Total liabilities	$107,292,666
Net assets	$477,121,758
Net assets consist of
Paid-in capital	$512,294,926
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(6,595,683)
Accumulated net realized gain (loss) on investments and foreign currency	(20,373,962)
Accumulated distributions in excess of net investment income	(8,203,523)
Net assets	$477,121,758
Shares of beneficial interest outstanding (51,737,147 shares authorized less 236,000 capital shares)	51,501,147
Net asset value per share (net assets of $477,121,758 / 51,501,147 shares of beneficial interest outstanding)	$9.26

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$28,466,578
Dividends	192,701
Other	9,485
Dividends from underlying affiliated funds	63,733
Foreign taxes withheld	(51)
Total investment income	$28,732,446
Expenses
Management fee	$2,897,280
Transfer agent and dividend disbursing costs	59,425
Administrative services fee	84,050
Independent Trustees’ compensation	67,165
Stock exchange fee	51,364
Custodian fee	59,782
Reimbursement of custodian expenses	(138,270)
Shareholder communications	173,016
Audit and tax fees	77,595
Legal fees	126,239
Interest expense	1,181,854
Miscellaneous	110,574
Total expenses	$4,750,074
Net investment income	$23,982,372
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(18,746,903)
Underlying affiliated funds	207
Futures contracts	3,348,057
Foreign currency	(720,626)
Net realized gain (loss) on investments and foreign currency	$(16,119,265)
Change in unrealized appreciation (depreciation)
Investments (net of $19,911 decrease in deferred country tax)	$31,267,298
Futures contracts	(1,169,068)
Translation of assets and liabilities in foreign currencies	2,213,364
Net unrealized gain (loss) on investments and foreign currency translation	$32,311,594
Net realized and unrealized gain (loss) on investments and foreign currency	$16,192,329
Change in net assets from operations	$40,174,701

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2016	2015
Change in net assets
From operations
Net investment income	$23,982,372	$26,043,728
Net realized gain (loss) on investments and foreign currency	(16,119,265)	7,736,737
Net unrealized gain (loss) on investments and foreign currency translation	32,311,594	(43,891,358)
Change in net assets from operations	$40,174,701	$(10,110,893)
Distributions declared to shareholders
From net investment income	$(25,680,863)	$(42,997,287)
From tax return of capital	(12,631,474)	—
Total distributions declared to shareholders	$(38,312,337)	$(42,997,287)
Change in net assets from fund share transactions	$(8,777,369)	$(11,385,348)
Total change in net assets	$(6,915,005)	$(64,493,528)
Net assets
At beginning of period	484,036,763	548,530,291
At end of period (including accumulated distributions in excess of net investment income of $8,203,523 and $2,757,909, respectively)	$477,121,758	$484,036,763

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/16

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$40,174,701
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(292,092,954)
Proceeds from disposition of investment securities	287,489,151
Proceeds from disposition of short-term investments, net	23,753,898
Realized gain/loss on investments	18,859,655
Unrealized appreciation/depreciation on investments	(31,247,387)
Unrealized appreciation/depreciation on foreign currency contracts	(2,210,302)
Net amortization/accretion of income	1,761,806
Decrease in interest receivable	1,005,826
Decrease in accrued expenses and other liabilities	(121,605)
Increase in receivable for daily variation margin on open futures contracts	(318,615)
Decrease in payable for daily variation margin on open futures contracts	(28,449)
Increase in other assets	(147,212)
Increase in interest payable	8,286
Net cash provided by operating activities	$46,886,799
Cash flows from financing activities:
Distributions paid in cash	(38,305,969)
Repurchase of shares of beneficial interest	(7,996,454)
Net cash used by financing activities	$(46,302,423)
Net increase in cash	$584,376
Cash:
Beginning of period	$22,320
End of period (including foreign currency of $37)	$606,696

Supplemental disclosure of cash flow information:

Cash paid during the year ended November 30, 2016 for interest was $1,173,568.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2016		2015	2014	2013	2012
Net asset value, beginning of period	$9.20		$10.17	$10.17	$10.40	$9.59
Income (loss) from investment operations
Net investment income (d)	$0.46	(c)	$0.49	$0.52	$0.57	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	0.32		(0.68)	0.04	(0.18)	0.84
Total from investment operations	$0.78		$(0.19)	$0.56	$0.39	$1.46
Less distributions declared to shareholders
From net investment income	$(0.50)		$(0.81)	$(0.58)	$(0.62)	$(0.65)
From tax return of capital	(0.24)		—	—	—	—
Total distributions declared to shareholders	$(0.74)		$(0.81)	$(0.58)	$(0.62)	$(0.65)
Net increase from repurchase of capital shares	$0.02		$0.03	$0.02	$0.00 (w)	$—
Net asset value, end of period (x)	$9.26		$9.20	$10.17	$10.17	$10.40
Market value, end of period	$8.35		$7.92	$8.81	$8.97	$10.19
Total return at market value (%)	15.19		(1.28)	4.68	(6.13)	21.92
Total return at net asset value (%) (j)(r)(s)(x)	9.97	(c)	(0.66)	6.58	4.28	15.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	(c)	0.90	0.87	0.92	0.98
Expenses after expense reductions (f)	N/A		N/A	0.87	0.92	0.98
Net investment income	5.01	(c)	5.01	5.09	5.53	6.12
Portfolio turnover	43		37	44	52	45
Net assets at end of period (000 omitted)	$477,122		$484,037	$548,530	$557,238	$570,716
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense and fees (f)	0.73	(c)	0.73	0.72	0.75	0.79
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000		$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$5,771		$5,840	$6,485	$6,572	$6,707

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

In November 2016, FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230) – Restricted Cash (“ASU 2016-18”). For entities that have restricted cash and are required to present a statement of cash flows, ASU 2016-18 changes the cash flow presentation for restricted cash. Although still evaluating the potential impacts of ASU 2016-18, management expects that the effects of the fund’s adoption will be limited to the reclassification of restricted cash on the fund’s Statement of Cash Flows and the addition of disclosures regarding the nature of the restrictions on restricted cash. ASU 2016-18 would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods within those annual periods.

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with

Notes to Financial Statements – continued

such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency

Notes to Financial Statements – continued

exchange contracts. The following is a summary of the levels used as of November 30, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$321,648	$—	$—	$321,648
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	40,102,929	—	40,102,929
Non-U.S. Sovereign Debt	—	80,098,299	—	80,098,299
U.S. Corporate Bonds	—	327,012,351	—	327,012,351
Residential Mortgage-Backed Securities	—	5,928,385	—	5,928,385
Commercial Mortgage-Backed Securities	—	14,913,525	—	14,913,525
Asset-Backed Securities (including CDOs)	—	7,832,675	—	7,832,675
Foreign Bonds	—	74,811,975	—	74,811,975
Floating Rate Loans	—	6,799,907	—	6,799,907
Mutual Funds	9,305,595	—	—	9,305,595
Total Investments	$9,627,243	$557,500,046	$—	$567,127,289

Other Financial Instruments
Futures Contracts	$(458,597)	$—	$—	$(458,597)
Forward Foreign Currency Exchange Contracts	—	5,234,249	—	5,234,249

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Foreign Bonds
Balance as of 11/30/15	$270,914
Realized gain (loss)	(347,180)
Change in unrealized appreciation (depreciation)	117,420
Sales	(41,154)
Balance as of 11/30/16	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Notes to Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$187,839	$(646,436)
Foreign Exchange	Forward Foreign Currency Exchange	6,349,567	(1,115,318)
Equity	Purchased Equity Options	21,970	—
Total		$6,559,376	$(1,761,754)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency	Investments (Purchased Options)
Interest Rate	$3,348,057	$—	$—
Foreign Exchange	—	(726,903)	—
Equity	—	—	49,006
Total	$3,348,057	$(726,903)	$49,006

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(1,169,068)	$—	$—
Foreign Exchange	—	2,210,303	—
Equity	—	—	(49,010)
Total	$(1,169,068)	$2,210,303	$(49,010)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest Expense” in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

Notes to Financial Statements – continued

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in

Notes to Financial Statements – continued

additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all

Notes to Financial Statements – continued

transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions from other sources, in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Notes to Financial Statements – continued

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/16	11/30/15
Ordinary income (including any short-term capital gains)	$25,680,863	$42,997,287
Tax return of capital (b)	12,631,474	—
Total distributions	$38,312,337	$42,997,287

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/16
Cost of investments	$582,833,558
Gross appreciation	7,712,717
Gross depreciation	(23,418,986)
Net unrealized appreciation (depreciation)	$(15,706,269)
Capital loss carryforwards	(15,835,075)
Other temporary differences	(3,631,824)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
11/30/17	$(2,351,795)

Post-enactment losses which are characterized as follows:
Short-Term	$(2,549,119)
Long-Term	(10,934,161)
Total	$(13,483,280)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross

Notes to Financial Statements – continued

income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2016 was equivalent to an annual effective rate of 0.60% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2016, these fees paid to MFSC amounted to $17,194.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2016 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,058 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended November 30, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $16,213 at November 30, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended November 30, 2016, the fee paid by the fund under this agreement was $978 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended November 30, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $341,609 and $3,974,847, respectively. The sales transactions resulted in net realized gains (losses) of $75,891.

(4) Portfolio Securities

For the year ended November 30, 2016, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$21,914,589	$3,252,479
Investments (non-U.S. Government securities)	$224,151,784	$237,484,822

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased 1,084,828 shares of beneficial interest during the year ended November 30, 2016 at an average price per share of $8.09 and a weighted average discount of 10.85% per share. As of December 19, 2016, the fund retired 1,084,828 shares of beneficial interest. The fund repurchased and retired 1,328,634 shares of beneficial interest during the year ended November 30, 2015 at an average price per share of $8.57 and a weighted average discount of 11.80% per share. Other transactions in fund shares were as follows:

	Year ended 11/30/16		Year ended 11/30/15
	Shares	Amount	Shares	Amount
Capital shares reacquired	(1,084,828)	$(8,777,369)	(1,328,634)	$(11,385,348)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. This credit agreement matured on August 19, 2016. The trustees approved a new revolving secured line of credit up to the amount of $100,000,000 on substantially similar terms with a different bank for a 365 day period which matures on August 19, 2017. At November 30, 2016, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of the daily one month LIBOR or the

Notes to Financial Statements – continued

Overnight Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $1,168,740 during the period, which is included in “Interest” expense in the Statement of Operations, in connection with this loan agreement. In addition, the fund incurred an up-front fee equal to $50,000 during the period, which is included in “Miscellaneous” expense in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For the year ended November 30, 2016, the average loan balance was $100,000,000 at a weighted average annual interest rate of 1.17%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	33,059,493	164,851,114	(188,605,012)	9,305,595

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$207	$—	$63,733	$9,305,595

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $1,280,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing;

Notes to Financial Statements – continued

whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Charter Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Charter Income Trust (the Fund) as of November 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Charter Income Trust at November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 13, 2017

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 1, 2016, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	34,998,023.803	10,339,043.788
Robert J. Manning	34,864,527.803	10,472,539.788
Maryanne L. Roepke	34,997,430.960	10,339,636.631
Laurie J. Thomsen	34,966,095.960	10,370,971.631

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	2019	Massachusetts Financial Services Company, Executive Chairman	N/A
Robin A. Stelmach (k) (age 55)	Trustee	January 2014	2018	Massachusetts Financial Services Company, Vice Chair	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	2018	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	2017	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	2019	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 72)	Trustee	December 2004	2017	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	2017	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	2019	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	2019	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
David L. DiLorenzo (k) (age 48)	President	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	N/A	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Under the terms of the Boards’ retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Buller and Kavanaugh and Ms. Roepke are members of the Fund’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2017, the Trustees served as board members of 138 funds within the MFS Family of Funds.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
Richard Hawkins	Ernst & Young LLP
William Adams	200 Clarendon Street
Ward Brown	Boston, MA 02116
David Cole
Pilar Gomez-Bravo
Joshua Marston
Robert Persons
Matt Ryan
Robert Spector
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2015 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel

Board Review of Investment Advisory Agreement – continued

providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 11th out of a total of 20 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 11th out of a total of 24 funds for the one-year period and 12th out of a total of 18 funds for the five-year period ended December 31, 2015. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and the other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund under-performed its custom benchmark for the one-year period ended December 31, 2015 and out-performed its benchmark for the three- and five-year periods ended December 31, 2015 (one-year: –1.7% total return for the Fund versus -1.3% total return for the benchmark; three-year: 2.4% total return for the Fund versus 1.8% total return for the benchmark; five-year: 5.3% total return for the Fund versus 4.5% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and

Board Review of Investment Advisory Agreement – continued

related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to...” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to...” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

Additional information about the fund (e.g. performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MCR

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. However, effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics amended effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Kavanaugh and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2016 and 2015, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Charter Income Trust	55,056	55,056

For the fiscal years ended November 30, 2016 and 2015, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Charter Income Trust	11,027	11,027	10,303	10,269	1,200	1,027

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Charter Income Trust*	1,412,499	1,120,675	0	0	116,023	99,446

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by E&Y:
To MFS Charter Income Trust, MFS and MFS Related Entities#	1,676,652	1,493,444

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller and John P. Kavanaugh and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2016

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii)

circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals) a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History

Richard Hawkins	Lead Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1988.

William Adams	Below Investment Grade Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2005

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Pilar Gomez-Bravo	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013; Imperial Capital from May 2012 to March 2013; Negentropy Capital from June 2011 to April 2012; Marengo Asset Management from June 2010 to April 2011.

Joshua Marston	Structured Securities Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 1999

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2000

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Robert Spector	Global Debt Instruments Portfolio Manager	2015	Investment Office of MFS; employed in the investment area of MFS since 2011; Portfolio Manager and Chief Economist of McLean Budden from March 2005 to September 2011.

Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2002

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2015, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Charter Income Trust	Richard Hawkins

Citigroup World Government Bond Non-Dollar Hedged Index JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclay’s U.S. Credit Bond Index

Bloomberg Barclay’s U.S. Government/Mortgage Bond Index

	William Adams	Bloomberg Barclays U.S. High-Yield Corporate Bond Index

	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond Index

	Pilar Gomez-Bravo	Bloomberg Barclays Global Aggregate Credit Bond Index

	Joshua Marston	Bloomberg Barclays U.S. Government/Mortgage Bond Index

	Robert Persons	Bloomberg Barclays Global Aggregate Credit Bond Index

	Matt Ryan	JPMorgan Emerging Markets Bond Index Global

Robert Spector

Citigroup World Government Bond Non-Dollar Hedged Index JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclay’s U.S. Credit Bond Index

Bloomberg Barclay’s U.S. Government/Mortgage Bond Index

	Erik Weisman	Citigroup World Government Bond Non-Dollar Hedged Index

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2016. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard Hawkins	N
William Adams	N
Ward Brown	N
David Cole	N
Pilar Gomez-Bravo	N
Joshua Marston	N
Robert Persons	N
Matt Ryan	N
Robert Spector	N
Erik Weisman	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of November 30, 2016:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard Hawkins	11	$19.4 billion	5	$3.9 billion	2	$360.5 million
William Adams	12	$8.9 billion	6	$1.0 billion	1	$144.7 million
Ward Brown	9	$11.0 billion	6	$3.4 billion	5	$1.7 billion
David Cole	11	$8.8 billion	4	$914.8 million	1	$144.6 million
Pilar Bravo-Gomez	5	$4.2 billion	4	$2.9 billion	1	$329.6 million
Joshua Marston	10	$20.3 billion	8	$1.7 billion	12	$302.7 million
Robert Persons	13	$16.6 billion	8	$4.4 billion	3	$430.5 million
Matt Ryan	11	$11.7 billion	7	$4.1 billion	5	$1.7 billion
Robert Spector	4	$3.8 billion	9	$4.7 billion	50	$1.9 billion
Erik Weisman	8	$6.0 billion	4	$3.0 billion	1	$329.6 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/15-12/31/15	0	N/A	0	4,508,198
1/01/16-1/31/16	443,003	7.64	443,003	4,065,195
2/01/16-2/28/16	0	N/A	0	4,065,195
3/01/16-3/31/16	0	N/A	0	5,214,297
4/01/16-4/30/16	132,441	8.26	132,441	5,081,856
5/01/16-5/31/16	0	N/A	0	5,081,856
6/01/16-6/30/16	0	N/A	0	5,081,856
7/01/16-7/31/16	0	N/A	0	5,081,856
8/01/16-8/31/16	0	N/A	0	5,081,856
9/1/16-9/30/16	0	N/A	0	5,081,856
10/1/16-10/31/16	183,707	8.56	183,707	5,017,346
11/1/16-11/30/16	325,677	8.36	325,677	4,691,669

Total	1,084,828	8.09	1,084,828

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2016 plan year is 5,201,053.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 13, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 13, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 13, 2017

*	Print name and title of each signing officer under his or her signature.